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                                                                                                                    EXHIBIT 99.1

                                               Anthracite Capital, Inc. and Subsidiaries
                                      Consolidated Statements of Financial Condition (Unaudited)
                                                 (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                            December 31, 2003           December 31, 2002
                                                                            -----------------           -----------------


ASSETS
Cash and cash equivalents                                                                $ 20,805                      $ 24,698
Restricted cash equivalents                                                                12,845                        84,485
Residential mortgage backed securities                                                    753,219                     1,506,450
                                                                                   ---------------               ---------------
    Cash and RMBS                                                                         786,869                     1,615,633
Commercial real estate securities                                                       1,366,508                       894,345
Commercial real estate loans                                                               97,984                        88,926
                                                                                   ---------------               ---------------
    Total Commercial real estate                                                        1,464,492                       983,271
Receivable for investments sold                                                            99,056                             -
Other assets                                                                               42,964                        40,447
                                                                                   ---------------               ---------------
     Total Assets                                                                      $2,393,381                    $2,639,351
                                                                                   ===============               ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Borrowings:
    Secured by pledge of residential mortgage backed securities                          $670,874                    $1,418,206
    Secured by pledge of commercial real estate securities                                444,987                        42,861
    Secured by pledge of commercial real estate loans                                      22,710                        16,004
                                                                                   ---------------               ---------------
    Total short term borrowings                                                         1,138,571                     1,477,071
Long term Borrowings: Collateralized debt obligations                                     684,970                       684,590
                                                                                   ---------------               ---------------
Total borrowings                                                                       $1,823,541                    $2,161,661
Securities sold, not yet settled                                                           99,551                             -
Payable for investments purchased                                                               -                           524
Distributions payable                                                                      14,749                        16,589
Other liabilities                                                                          38,110                        54,361
                                                                                   ---------------               ---------------
     Total Liabilities                                                                 $1,975,951                    $2,233,135
                                                                                   ---------------               ---------------


Stockholders' Equity:
Common stock, par value $0.001 per share; 400,000 shares authorized;
     49,464 shares issued and outstanding in 2003; and
     47,398 shares issued and outstanding in 2002                                              49                            47
10% Series B Preferred stock, liquidation preference $43,942
       in 2003 and $47,817 in 2002                                                         33,431                        36,379
9.375% Series C Preferred stock, liquidation preference $57,500
       in 2003                                                                             55,435                             -
Additional paid - in capital                                                              536,333                       515,180
Distributions in excess of earnings                                                      (101,635)                      (24,161)
Accumulated other comprehensive loss                                                     (106,183)                     (121,229)
                                                                                   ---------------               ---------------
      Total Stockholders' Equity                                                          417,430                       406,216
                                                                                   ---------------               ---------------
      Total Liabilities and Stockholders' Equity                                       $2,393,381                    $2,639,351
                                                                                   ===============               ===============
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                                                       Anthracite Capital, Inc.
                                           Consolidated Statements of Operations (Unaudited)
                                                 (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------------------------
                                                            For the Three Months Ended                 For the Year Ended
                                                                   December 31,                           December 31,
                                                       ---------------------------------------------------------------------------
                                                              2003               2002               2003              2002
                                                       ---------------------------------------------------------------------------
Income:
    Commercial real estate securities                              $26,384           $21,782           $98,114            $72,205
    Commercial real estate loans                                     2,828             3,481            10,196             16,243
    Residential mortgage backed securities                           8,878            17,070            54,504             72,524
    Cash and cash equivalents                                          126               276               964              1,473
                                                                  --------          --------          --------           --------
        Total income                                                38,216            42,609           163,778            162,445
                                                                  --------          --------          --------           --------

Expenses:
    Interest expense:
       Collateralized debt obligations                              11,138             8,158            44,226             17,626
       Commercial real estate securities                             1,722             1,255             4,341              5,686
       Commercial real estate loans                                    163               364               526              1,832
       Residential mortgage backed securities                        2,512             6,094            16,072             25,009
    Hedging Expense                                                  5,539             3,308            18,790             14,758
    General and administrative                                         572               549             2,296              2,323
    Incentive fee                                                        -                 -                 -              9,332
    Management fee                                                   2,070             2,460             9,411              3,195
                                                                  --------          --------          --------           --------
        Total expenses                                              23,716            22,188            95,662             79,761
                                                                  --------          --------          --------           --------

Other gain (loss):
Realized loss                                                       (8,354)            8,455           (41,633)           (26,265)
Unrealized gain (loss)                                               7,858           (12,083)           (3,405)             8,401
Foreign currency (loss)                                                  -              (432)                -               (812)
Hedge Ineffectiveness                                                  881               110               706                236
Incentive fee attributable to other gains                                -                 -                 -               (343)
Loss on impairment of asset                                              -           (10,273)          (32,426)           (10,273)
                                                                  --------          --------          --------           --------
       Total other gain (loss)                                         385           (14,223)          (76,758)           (29,056)
                                                                  --------          --------          --------           --------

Income before cumulative transition adjustment                      14,885             6,198            (8,642)            53,628
Cumulative transition adjustment - SFAS 142                              -                 -                 -              6,327
Net Income (Loss)                                                   14,885             6,198            (8,642)            59,955
                                                                  --------          --------          --------           --------

Dividends on preferred stock                                         2,446             1,195             7,744              5,162
                                                                  --------          --------          --------           --------

Net Income (Loss) available to Common Stockholders                  12,439             5,003           (16,386)            54,793
                                                                  ========          ========          ========           ========

Net Income (Loss) per share, basic

      Income before cumulative transition adjustment                 $0.25             $0.11            $(0.34)            $ 1.04
      Cumulative transition adjustment                                   -                 -                 -               0.14
                                                                  --------          --------          --------           --------
      Net Income                                                     $0.25             $0.11            $(0.34)            $ 1.18
                                                                  ========          ========          ========           ========

Net Income (Loss) per share, diluted

      Income before cumulative transition adjustment                 $0.25             $0.11            $(0.34)            $ 1.04
      Cumulative transition adjustment                                   -                 -                 -               0.14
                                                                  --------          --------          --------           --------
      Net Income                                                     $0.25             $0.11            $(0.34)            $ 1.18
                                                                  ========          ========          ========           ========

Weighted average number of shares outstanding:
    Basic                                                           49,107            47,256            48,246             46,411
    Diluted                                                         49,118            47,284            48,246             46,452

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